Exhibit 21.1

Subsidiaries of Prudential Financial, Inc.

Subsidiary	Jurisdiction of Incorporation

Mulberry Muni Investors DA No. 1, Inc.	Delaware

Mulberry Muni Investors GLTC No. 1, Inc.	Delaware

Mulberry Muni Investors GLTC No. 2, Inc.	Delaware

Mulberry Muni Investors ILLT No. 1, Inc.	Delaware

Mulberry Muni Investors ILST No. 1, Inc.	Delaware

Mulberry Muni Investors PA No. 1, Inc.	Delaware

Mulberry Muni Investors PLAZIL No. 1, Inc.	Delaware

Mulberry Muni Investors PLAZIL No. 2, Inc.	Delaware

PRUCO, Inc.	New Jersey

Prudential Capital & Investment Services, LLC	Delaware

Prudential Securities Group Inc.	Delaware

Braeloch Successor Corporation	Delaware

Braeloch Holdings Inc.	Delaware

Graham Resources, Inc.	Delaware

Graham Depository Company II	Delaware

Graham Energy, Ltd.	Louisiana

Dryden Wealth Management (Hong Kong) Ltd.	Hong Kong

Dryden Finance (Hong Kong) Ltd.	Hong Kong

Prudential-Bache Financial Derivatives, Ltd.	Hong Kong

Dryden Nominees (Hong Kong) Ltd.	Hong Kong

Dryden Securities (Hong Kong) Ltd.	Hong Kong

Dryden Wealth Management (Singapore) Limited	Singapore

Dryden Wealth Management (Taiwan) Co., Ltd.	Taiwan

Prudential Securities Investing Consulting (Taiwan) Co., Ltd.	Taiwan

P-B Finance Ltd.	Cayman Islands

PB Financial Services, Inc.	Delaware

Prudential-Bache Funding Limited	UK

Prudential-Bache Overseas Funding Limited	UK

PBI Group Holdings Limited	UK

PBI Holdings Ltd.	UK

Prudential-Bache International (UK) Limited	UK

PBIB Holdings Limited	UK

Prudential-Bache International Bank Limited	UK

Dryden Bank SA	Switzerland

Prudential-Bache International Limited	UK

Circle Nominees Limited	UK

Prudential-Bache Holdings Limited	UK

Dryden Capital Management Limited	UK

PBI Management Limited	UK

Dryden Wealth Management Limited	UK

PBI Fund Managers Limited	UK

Prudential-Bache Nominees Limited	UK

Prudential-Bache Limited	UK

PBI Limited	UK

PGR Advisors, Inc.	Delaware

Prudential Securities (Japan) Limited	Delaware

Prudential Securities Credit Corp., LLC	Delaware

Prudential Equity Group, Inc.	Delaware

Bache & Co. (Lebanon) S.A.L.	Lebanon

Bache, S.A. de C.V.	Mexico

Lapine Holding Company	Delaware

Lapine Development Corporation	California

Lapine Technology Corporation	California

PFDS Holdings, LLC	Delaware

Pru Global Securities, LLC	Delaware

Prudential Financial Derivatives, LLC	Delaware

Prudential Securities CMO Issuer Inc.	Delaware

Prudential Securities Foundation	New York

Prudential Securities Futures Management Inc.	Delaware

Prudential-Bache Securities (Holland) Inc.	Delaware

Prudential-Bache Securities Agencias de Valores S.A.	Spain

Prudential Securities Municipal Derivatives, Inc.	Delaware

Prudential Securities Secured Financing Corporation	Delaware

Prudential Securities Structured Assets, Inc.	Delaware

Prudential-Bache Energy Corp.	Delaware

Prudential-Bache Energy Production Inc.	Delaware

Prudential-Bache Global Markets Inc.	Delaware

Prudential-Bache International Trust Company (Cayman)	Cayman Islands

Prudential-Bache Corporate Directors Services, Inc.	Cayman Islands

Prudential-Bache Corporate Trustee Services, Inc.	Cayman Islands

Prudential-Bache Leasing Inc.	Delaware

Prudential-Bache Program Services Inc.	New York

Prudential-Bache Properties, Inc.	Delaware

Prudential-Bache Securities (Australia) Limited	Victoria, Australia

Prubache Nominees Pty Limited	Victoria, Australia

Prudential-Bache Securities (Germany) Inc.	Delaware

Prudential-Bache Management GmbH	Germany

Prudential-Bache Metals GmbH & Co. KG	Germany

Prudential-Bache Trade Services Inc.	Delaware

Prudential-Bache Transfer Agent Services, Inc.	New York

Seaport Futures Management, Inc.	Delaware

Prudential Insurance Brokerage, Inc.	Arizona

Prudential General Agency of Ohio, Inc.	Ohio

Prudential General Insurance Agency of Florida, Inc.	Florida

Prudential General Insurance Agency of Kentucky, Inc.	Kentucky

Prudential General Insurance Agency of Massachusetts, Inc.	Massachusetts

Prudential General Insurance Agency of Mississippi, Inc.	Mississippi

Prudential General Insurance Agency of Nevada, Inc.	Nevada

Prudential General Insurance Agency of New Mexico, Inc.	New Mexico

Prudential General Insurance Agency of Wyoming, Inc.	Wyoming

Prudential Structured Settlement Company	Delaware

Prudential P&C Holdings, LLC	Delaware

Merastar Corporation	Maryland

Merastar Insurance Company	Tennessee

Prudential P&C Holdings NJ, LLC	Delaware

Prudential Property and Casualty General Agency, Inc.	Texas

Pruco Reinsurance Ltd.	Bermuda

Prudential Asset Management Holding Company	New Jersey

PIM Investments, Inc.	Delaware

PIM Foreign Investments, Inc.	Delaware

PRICOA China (Residential) Limited	Bermuda

China Homes, Ltd.	Bermuda

PIFM Holdco, Inc.	Delaware

Prudential Investments LLC	New York

Prudential Investment Management Services LLC	Delaware

Prudential Mutual Fund Services LLC	New York

PIM Global Financial Strategies, Inc.	New Jersey

PIM Warehouse, Inc.	Delaware

PMCC Holding Company	New Jersey

Prudential Mortgage Capital Company, LLC	Delaware

Prudential Agricultural Credit, Inc.	Tennessee

Prudential Asset Resources, Inc.	Delaware

Prudential Mortgage Capital Asset Holding Company, LLC	Delaware

Prudential Mortgage Capital Company I, LLC	Delaware

Prudential Mortgage Capital Company II, LLC	Delaware

Prudential Mortgage Capital Company, Inc.	Delaware

Prudential Mortgage Capital Funding, LLC	Delaware

Prudential Mortgage Capital Holdings Corporation	Delaware

Prudential Carbon Mesa, Inc.	Delaware

Prudential Multifamily Mortgage, Inc.	Delaware

Prudential Huntoon Paige Associates, Ltd.	Delaware

Prudential Multifamily Asset Holding Company I, LLC	Delaware

The Robert C. Wilson Company	Texas

WMF CommQuote, Inc.	Delaware

WMF Funding Corp.	Delaware

Prudential Investment Management, Inc.	New Jersey

CRC Series B, LP	Delaware

Capital Agricultural Property Services, Inc.	Delaware

Gateway Holdings, S. A.	Luxembourg

Prumerica Investment Management Company S.A.	Luxembourg

Prumerica Global Asset Management Company S.A.	Luxembourg

Jennison Associates LLC	Delaware

PGR Advisors I, Inc.	Delaware

GRA (Bermuda) Limited	Bermuda

GRA (Bermuda) GP Limited	Bermuda

GRA (Singapore) Pte Ltd	Singapore

Prudential-Icatu Gestao de Investimentos Imobilaros, S.A.	Brazil

PIC Holdings Limited	UK

Clivwell Securities Limited	UK

PRICOA Capital Group Limited	UK

PRICOA Capital Management Limited	UK

PRICOA General Partner II (Co-Investment) Limited	UK

PRICOA Mezzanine Investment Co.	UK

PRICOA General Partner II Limited	Scotland, UK

PRICOA Scottish General Partner II LP	Scotland, UK

PRICOA General Partner Limited	Scotland, UK

PRICOA Scottish General Partner LP	Scotland, UK

PRICOA Management Partner Limited	UK

PRICOA Property Asset Management Limited	UK

PRICOA Property PLC	UK

PRICOA Property Investment Management Limited	UK

Industrial Properties (General Partner) Limited	UK

Northern Retail Properties (General Partner) Limited	UK

PRICOA PanEuropean Investment Limited	UK

PRICOA P.I.M. (Regulated) Limited	UK

EuroInvest (General Partner) Limited	UK

Industrial Properties (General Partner) II Limited	UK

South Downs Properties (General Partner) Ltd.	UK

South Downs Trading Properties (General Partner) Ltd.	UK

TransEuropean Properties (General Partner) II Limited	UK

TransEuropean Properties (General Partner) III Limited	UK

TransEuropean Properties (General Partner) Limited	UK

PRICOA Property Private Equity Limited	UK

PREI Acquisition I, Inc.	Delaware

PREI Acquisition II, Inc.	Delaware

TMW Real Estate Group, LLC	Delaware

Prudential Asset Management Japan, Inc.	Japan

Prudential Capital Group, L.P.	Delaware

Prudential Home Building Investors, Inc.	New Jersey

Prudential Latin American Investments, Ltd	Cayman Islands

Prudential Private Placement Investors L.P.	Delaware

Prudential Private Placement Investors, Inc.	New Jersey

Prudential Trust Company	Pennsylvania

PTC Services, Inc.	New Jersey

Prudential Equity Investors, Inc.	New York

TRGOAG Company, Inc.	Delaware

The Prudential Asset Management Company, Inc.	New Jersey

Prumerica Asia Fund Management (Singapore) Limited	Singapore

Prudential Timber Investments, Inc.	New Jersey

Quantitative Management Associates LLC	New Jersey

U.S. High Yield Management Company, Inc.	New Jersey

Prudential Financial Capital Trust I	Delaware

Prudential Holdings, LLC	New Jersey

The Prudential Insurance Company of America	New Jersey

745 Property Investments	Massachusetts

ARL Holdings, Inc.	Delaware

Asian Infrastructure Mezzanine Capital Fund	Cayman Islands

Beagle Assets LLC	Delaware

Big Yellow Holdings Limited	Bermuda

CB Investment, LLC	Delaware

COLICO, INC.	Delaware

Colico II, Inc.	Delaware

Datron Inc.	Delaware

Dryden Finance II, LLC	Delaware

Dryden Finance, Inc.	Delaware

Dryden Holdings Corporation	Delaware

Flor-Ag Corporation	Florida

Gibraltar Hong Kong Holdings Limited Partnership	Hong Kong

Gibraltar Properties, Inc.	Delaware

Hochman & Baker, Inc.	Illinois

Hochman & Baker Insurance Services, Inc.	Illinois

Hochman & Baker Securities, Inc.	Illinois

Hochman & Baker Investment Advisory Services, Inc.	Illinois

Luddite Associates, GP	Delaware

Mulberry Portfolio Company, LLC	Delaware

PAMA Fund I Parallel Investment, LLC	Delaware

PGA Asian Holdings, Ltd.	Bermuda

PGA Asian Retail Limited	Bermuda

PGA European Holdings, Inc.	Delaware

PGA European Limited	Bermuda

PIC Realty Canada Limited	Canada

PIC Realty Corporation	Delaware

PPCP-I Holding Co., LLC	Delaware

PPCP-II Holding Co., LLC	Delaware

PREI International, Inc.	Delaware

Pricoa China (Warehouse) Limited	Bermuda

China Distri-Park Limited	Bermuda

PRICOA Funding Limited	UK

PRICOA Investment Company	UK

PRICOA GA Paterson Ltd.	Bermuda

Pru 101 Wood LLC	Delaware

Pru 1901 Market LLC	Delaware

PRUCO Life Insurance Company	Arizona

PRUCO Life Insurance Company of New Jersey	New Jersey

Pruco Securities, LLC	New Jersey

Prudential Direct, Inc.	Georgia

Prudential Direct Insurance Agency of Alabama, Inc.	Alabama

Prudential Direct Insurance Agency of Massachusetts, Inc.	Massachusetts

Prudential Direct Insurance Agency of New Mexico, Inc.	New Mexico

Prudential Direct Insurance Agency of Ohio, Inc.	Ohio

Prudential Direct Insurance Agency of Wyoming, Inc.	Wyoming

Prudential Financial Securities Investment Trust Enterprise	Taiwan

Prudential Funding LLC	New Jersey

Prudential Global Funding, Inc.	Delaware

Prudential Home Building Investment Advisors, L.P.	New Jersey

Prudential Realty Securities II, Inc.	Delaware

Prudential Realty Securities, Inc.	Delaware

Prudential Select Holdings, Inc.	Delaware

Prudential Select Life Insurance Company of America	Minnesota

Rerun Assets LLC	Delaware

Residential Services Corporation of America	Delaware

Residential Information Services, Inc.	Delaware

Securitized Asset Sales, Inc.	Delaware

The Prudential Home Mortgage Company, Inc.	New Jersey

PHMC Services Corporation	New Jersey

The Prudential Home Mortgage Securities Company, Ltd.	Delaware

SMP Holdings, Inc.	Delaware

Bree Investments Limited	Hong Kong

Prudential Resources Management Asia, Limited	Hong Kong

SVIIT Holdings, Inc.	Delaware

SouthStreet Software, L.L.C.	Delaware

The Prudential Assigned Settlement Services Corp	New Jersey

Washington Street Investments LLC	Delaware

Prudential IBH Holdco, Inc.	Delaware

PBT Home Equity Holdings, Inc.	Georgia

The Prudential Savings Bank, F.S.B	Federal

The Prudential Bank and Trust Company	Georgia

Prudential International Insurance Services Company, L.L.C.	Delaware

Prudential International Investments Corporation	Delaware

PGLH of Delaware, Inc.	Delaware

PKHC #1, LLC	Delaware

PKHC #2, LLC	Delaware

Prudential International Investments Services Corporation	Delaware

Prudential Investments Japan Co.	Japan

Prudential Mexico, LLC	Delaware

Prudential Apolo, Operadora de Sociedades de Inversion S.A. de C.V.	Mexico

Prudential Investment Management (Japan), Inc.	Delaware

Prumerica Financial Asia Limited	Delaware

Prumerica Asia Fund Management Limited	Hong Kong

Prumerica Asia Management Services Limited	Delaware

Prudential International Investments, LLC	New Jersey

Prudential Japan Holdings, LLC	Delaware

Kyosei Industrial Enterprise Co., Ltd.	Japan

Kyosei Leasing Co., Ltd. (Kyosei Lease Kabushiki Kaisha)	Japan

Kyoei Annuity Home Co. Ltd. (Kabushiki Kaisha Kyouei Nenkin Home)	Japan

Prudential Holdings of Japan, Inc.	Japan

The Gibraltar Life Insurance Company Ltd.	Japan

PT Wisma Kyoei Prince Indonesia	Indonesia

Prudential Real Estate Management Co., Ltd., LLC	Japan

Minami Aoyama Gardening Co., Ltd.	Japan

Sanei Premium Collecting Service Co., Ltd. (Kabushi Kaisha San-ei)	Japan

Gibraltar Agency Co., Ltd.	Japan

PG Insurance Service Co., Ltd.	Japan

Sanei Sightseeing Co., Ltd. (San-ei Kankno Kabushiiki Kaisha)	Japan

Satsuki Properties Co. Ltd. (Yugen Kaisha Satsuki Properties)	Japan

Prudential Management Canade Ltd.	Ontario

Skandia U.S. Inc.	Delaware

American Skandia, Inc.	Delaware

American Skandia Advisory Services, Inc.	Delaware

American Skandia Fund Services, Inc.	Delaware

American Skandia Information Services and Technology Corporation	Delaware

American Skandia Investment Services Incorporated	Connecticut

American Skandia Life Assurance Corporation	Connecticut

American Skandia Marketing, Incorporated	Delaware

The PSI Programs LLC	Delaware

The Prudential Real Estate Affiliates, Inc.	Delaware

Corporate America Realty, Inc.	New Jersey

PRICOA Relocation Holdings Limited	UK

Pricoa Relocation Management Limited	UK

Karen Deane Relocation Limited	UK

Prudential Community Interaction Consulting, Inc.	Delaware

Prudential Homes Corporation	New York, US

Prumerica ARM (Singapore) Pte. Ltd.	Singapore

Prumerica Homefront Limited	Hong Kong

Prudential Real Estate Affiliates of Canada Ltd.	Ontario, Canada

Prudential Referral Services, Inc.	Delaware

Prudential Relocation, Inc.	Colorado

Prudential Relocation of Texas, Inc.	Texas

Corporate Relocation France SAS	Paris, France

Prudential Relocation, S. de R.L. de C.V.	Mexico

Prudential Residential Services, Limited Partnership	Delaware

Prudential Relocation Canada, Ltd.	Canada Federal, Canada

Prudential Relocation, Ltd.	Ontario

Prumerica International Real Estate and Relocation Services, Limited	Bermuda

The Relocation Freight Corporation of America	California

The Prudential Real Estate Financial Services of America, Inc.	California

Prudential Texas Residential Services Corporation	Texas

Prudential International Insurance Holdings, Ltd.	Delaware

Prudential Life Insurance Company of Taiwan Inc.	Taiwan

Prudential Seguros, S.A.	Argentina

Prumerica Life S.p.A	Italy

Prumerica Marketing S.r.l.	Italy

Prumerica Systems Ireland Limited	Ireland

Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna	Poland

PruServicos Participacoes, S.A.	Brazil

Gibraltar Corretora de Seguras Ltda.	Brazil

The Prudential Life Insurance Company of Korea, Ltd.	Korea

The Prudential Life Insurance Company, Ltd.	Japan

The Prumerica Life Insurance Company, Inc.	Philippines

POK Securitization Specialty Company, Ltd.	Korea

Vantage Casualty Insurance Company	Indiana